UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2026
_____________________________________
Everpure, Inc.
(Exact name of Registrant as Specified in Its Charter)
_____________________________________

Delaware	001-37570	27-1069557
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
 2555 Augustine Dr.
Santa Clara, California 95054
(Address of principal executive offices, including zip code)

(800) 379-7873
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock $0.0001 par value per share	P	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.

On June 10, 2026, Everpure, Inc. ("Everpure") held its annual meeting of stockholders via a live webcast (the "Annual Meeting"). At the Annual Meeting, Everpure’s stockholders voted on three proposals, each of which is described in more detail in the definitive proxy statement filed with the U.S. Securities and Exchange Commission on May 1, 2026. The following is a brief description of each matter voted on and the certified results, including the number of votes cast for and against each matter, and if applicable, the number of abstentions and broker non-votes with respect to each matter.

1.    All three nominees for Class II director were elected to serve until Everpure’s 2029 annual meeting of stockholders and until their successors are elected and qualified. The voting results were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Andrew Brown	242,816,150	19,379,828	42,723,676
John Colgrove	252,016,524	10,179,454	42,723,676
Roxanne Taylor	142,970,331	119,225,647	42,723,676

2.    Stockholders ratified the appointment of Deloitte & Touche LLP as Everpure’s independent registered public accounting firm for the fiscal year ending January 31, 2027. The voting results were as follows:

Votes For	Votes Against	Abstentions
301,163,053	2,215,834	1,540,767

3.    Stockholders approved, on an advisory basis, the compensation of Everpure’s named executive officers, as described in the definitive proxy statement. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
232,565,874	24,698,847	4,931,257	42,723,676

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Everpure, Inc.
(Registrant)

By:	/s/ Nicole Armstrong
Nicole Armstrong
Chief Administrative and Legal Officer

June 12, 2026